Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: CBS Outdoor American Cap 5.625% due 02/15/2024

2.  Date of Purchase:  01/16/2014                                                                3.  Date offering commenced: 1/16/2014

4. Underwriter(s) from whom purchased: Deutsche Bank

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$1,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $400,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __1.5_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:1/17/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Chrysler Group LLC/CG Co-Issuer Inc. 8% due 06/15/2019

2.  Date of Purchase:  01/16/2014                                                                3.  Date offering commenced: 1/16/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$10,825,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,488,437,500

8. Purchase price (net of fees and expenses): $108.25

9. Initial public offering price: $108.25

10. Commission, spread or profit: __1.0______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:2/10/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Community Health Systems (FWCT 2 –Escrow) 5.125% due 08/01/2021

2.  Date of Purchase:  01/15/2014                                                                3.  Date offering commenced: 1/15/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __1.75_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:1/16/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Community Health Systems (FWCT 2-Escrow Corp) 6.875% due 02/01/2022

2.  Date of Purchase:  01/15/2014                                                                3.  Date offering commenced: 1/15/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$10,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $3,000,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __2_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:1/16/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: INEOS Group Holdings SA 5.875% due 02/01/2019

2.  Date of Purchase:  02/11/2014                                                                3.  Date offering commenced: 02/11/2014

4. Underwriter(s) from whom purchased: Citigroup Global Markets Holdings

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $590,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __.375______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:2/12/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Summit Materials LLC 10.5% due 01/31/2020

2.  Date of Purchase:  01/09/2014                                                                3.  Date offering commenced: 01/09/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$3,262,500 firmwide

7. Aggregate principal amount or total number of shares of offering: $282,750,000

8. Purchase price (net of fees and expenses): $108.75

9. Initial public offering price: $108.75

10. Commission, spread or profit: __1.75_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:1/17/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: WMG Acquisition Corp 5.625% due 04/15/2022

2.  Date of Purchase:  03/26/2014                                                                3.  Date offering commenced: 03/26/2014

4. Underwriter(s) from whom purchased: CS First Boston

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$1,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $275,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __1.1_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:3/27/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Wynn Macau Ltd. 5.25% due 10/15/2021

2.  Date of Purchase:  03/13/2014                                                                3.  Date offering commenced: 3/13/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$7,052,500 firmwide

7. Aggregate principal amount or total number of shares of offering: $755,625,000

8. Purchase price (net of fees and expenses): $100.75

9. Initial public offering price: $100.75

10. Commission, spread or profit: __0.75_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:3/20/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: ICAHN Enterprises/Fin 6% due 08/01/2020

2.  Date of Purchase:  01/08/2014                                                                3.  Date offering commenced: 1/08/2014

4. Underwriter(s) from whom purchased: Citigroup Global Markets Holdings

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$6,120,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,224,000,000

8. Purchase price (net of fees and expenses): $102.00

9. Initial public offering price: $102.00

10. Commission, spread or profit: __0.625______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:1/13/2014_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Tesoro Logistics LP/Corp 5.875% due 10/01/2020

2.  Date of Purchase:  12/12/2013                                                                3.  Date offering commenced: 12/12/2013

4. Underwriter(s) from whom purchased: Wells Fargo Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$3,067,500 firmwide

7. Aggregate principal amount or total number of shares of offering: $255,625,000

8. Purchase price (net of fees and expenses): $102.25

9. Initial public offering price: $102.25

10. Commission, spread or profit: __1.25_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:12/17/2013_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Calpine Corp. 6% due 01/15/2022

2.  Date of Purchase:  10/17/2013                                                                3.  Date offering commenced: 10/17/2013

4. Underwriter(s) from whom purchased: Citigroup Global Markets Holdings

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$1,983,860 firmwide

7. Aggregate principal amount or total number of shares of offering: $743,947,500

8. Purchase price (net of fees and expenses): $99.193

9. Initial public offering price: $99.193

10. Commission, spread or profit: __1.25_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:10/18/2013_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Capsugel SA 7% due 05/15/2019

2.  Date of Purchase:  10/31/2013                                                                3.  Date offering commenced: 10/31/2013

4. Underwriter(s) from whom purchased: Goldman Sachs

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$4,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $465,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __2_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:11/1/2013_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: GLP Capital LP/Fin II 4.375% due 11/01/2018

2.  Date of Purchase:  10/23/2013                                                                3.  Date offering commenced: 1/23/2013

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$2,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $550,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __1.13______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:10/25/2013_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: GLP Capital LP/Fin II 4.875% due 11/01/2020

2.  Date of Purchase:  10/23/2013                                                                3.  Date offering commenced: 10/23/2013

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$8,750,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1000,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __1.13______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:10/25/2013_________

Print Name:  /s/ John Hwang

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: GLP Capital LP/Fin II 5.375% due 11/01/2023

2.  Date of Purchase:  10/23/2013                                                                3.  Date offering commenced: 10/23/2013

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased:$3,750,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $500,000,000

8. Purchase price (net of fees and expenses): $100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: __1.13_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_______ X_______ X_______ X_______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X_______ X_______	NO _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X_______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X_______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  John Hwang_______________                                                                                           Date:10/25/2013_________

Print Name:  /s/ John Hwang